UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

VICOR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51475	20-2903491
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2200 Corporate Blvd., N.W., Suite 401 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7313

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignations

Mr. David H. Fater (the Company’s President and Chief Executive Officer), Mr. Thomas J. Bohannon (the Company’s Chief Financial Officer), Dr. Jerry M. Anchin (the Company’s Vice-President of Product Development) and Mr. Richard M. Cohen (the Company’s Vice President of Business Development) have tendered their resignations effective December 17, 2011.

Appointment of James E. Skinner as Interim Chief Executive Officer

In connection with Mr. Fater’s resignation, James E. Skinner, currently Interim Chairman of the Board of Directors of the Company and a company Vice President, has been appointed Co-Chief Executive Officer of the Company, effective immediately, and will become Interim Chief Executive Officer on December 17, 2011, until such time as the Board completes the search for a CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.

Date: November 30, 2011	By:	/s/ David H. Fater
David H. Fater President and Co-Chief Executive Officer

	By:	/s/ James E. Skinner
James E. Skinner
Interim Co-Chief Executive Officer